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                                                                       Exhibit C
                            JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  August 22, 2002

                       Dolan Family LLC

                       By:  Edward C. Atwood,
                             as Manager

                       By:                           *
                              -------------------------------------------

                       Kathleen M. Dolan, individually and as Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse
                       Trust, DC Kathleen Trust, and as
                       Director of  Dolan Children's Foundation

                       By:                           *
                              -------------------------------------------

                       Marianne Dolan Weber, individually and as Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, DC Marianne Trust, and as Director of Dolan Children's Foundation

                       By:                           *
                              -------------------------------------------

                       Deborah Dolan Sweeney, individually and as Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, DC Deborah Trust, and as Director of Dolan Children's Foundation

                       By:                           *
                              -------------------------------------------

                       Paul J. Dolan, individually and as Trustee for CFD
                       Trust #10, Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, DC James Trust, and DC Kathleen Trust

                       By:                           *
                              -------------------------------------------




* By:     /S/   WILLIAM A. FREWIN, JR.
         -----------------------------
              William A. Frewin, Jr.
              Attorney-in-Fact




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